UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-825

American Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1636 Logan Street, Denver, CO 80203
(Address of principal executive offices) (Zip code)

_______________________________
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-626-0600
Date of fiscal year end: July 31, 2016
Date of reporting period: January 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission
may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in
Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,
Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

This amendment is being filed in html form at the request of the Securities and Exchange Commission. The previous filing was composed of graphics.

Annual Report

For year ended July 31, 2016

Series Two

A Diversified Mutual Fund of
American Growth Fund, Inc.

Series Two – Page 1

Dear Shareholders:

I am pleased to deliver to you the American Growth Fund Series Two Annual Report for the year ending July
31, 2016.
This past year has been full of changes for Series Two. On July 29, 2016 your American Growth Fund, Inc.
Series Two switched its Investment Strategy to focus on the budding cannabis business. The portfolio security holdings of Series Two and historical financial information and numbers, such as performance and expenses, may not give investors a current, relevant picture of Series Two financial data. On July 29, 2016 American Growth Fund
Series Two changed its fundamental investment policies governing purchase and sale of portfolio securities for
Series Two (as approved in advance by the Series Two Board of Directors and Shareholders). As a direct result, the portfolio security holdings of Series Two are substantially different than they were prior to July 29, 2016. By regulation
Series Two must report historical financial information and numbers even though its investment strategy and structure have substantially changed, resulting in such historical financial information and numbers not necessarily providing investors current, relevant financial data. Last year, Factbook publisher Cannabusiness Media estimates, there was between $1.6 billion and $1.9 billion of legal cannabis sold for medical use in the U.S., and another $600 million to
$700 million was sold for legal, recreational use3. The Factbook projects that legal cannabis businesses will do roughly $8 billion in revenue by 20183.

Investment Strategy
The Fund searches for companies/investments with growth potential that could show faster growth than markets indexes. We also look for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved, in at least some way, in the legal cannabis business. Examples of companies associated with the legal cannabis industry could include legally registered publicly traded companies in fields such as agriculture, pharmaceutical, hydroponic or tobacco companies or REITs. These securities may be issued by large companies and also small and mid-sized companies, Micro Cap and REITs. The legal cannabis business does not need to be the sole focus point of a company for Series Two to invest in it nor does it need to account for a majority of its overall revenues. For example, Series Two may invest in Company XYZ, a pharmaceutical company developing uses for medical cannabis even if the revenues produced as a result of the sales of medical cannabis is responsible for less than 5% of XYZ’s overall revenue.

Performance Overview
Through July 31, 2016, Series Two invested primarily in growth-oriented common stock opportunities domiciled in the United States. You should note that on July 29, 2016, the investment focus of Series Two was changed to cannabis related growth-oriented common stock opportunities domiciled in both the United States and in foreign markets but change to the portfolio did not occur until after the fiscal year end. Of the top ten stocks that were held in the Series Two portfolio, most of them contributed to the growth of the Fund.
Looking at Series Two’s portfolio, the Internet Information Sector made up 13.39% of the portfolio and contained the stock with the largest market value gain, Google (Alphabet, Inc. Class C) which rose 26.49% (a total portfolio gain of 1.16%). Microsoft (Computer Software Sector at 12.98% of the portfolio) followed with a market value gain of 21.37%, a 1.87% gain in the total portfolio. 3M, Co. (Diversified Machinery Sector at 10.21% of the
portfolio) had the third highest market value gain at 17.85%, a 1.26% gain in the total portfolio.
Unfortunately, not all investments performed as well. Credit Acceptance Corp.’s (Credit Services Sector)
market value fell 27.45%, or -1.54% of the total portfolio. Tiffany’s (Jewelry Stores Sector) market value fell 27.92%, or -1.75% of the total portfolio. Cummins, Inc. (Diversified Machinery Sector) fell 32.92%, or -1.99% of the total portfolio.
Investment Sectors Internet Information, Computer Software and Household Products all boosted Series
Two’s portfolio Market Value while Biotechnology, Credit Services and Jewelry Stores worked against Series Two’s portfolio Market Return.
Overall, your American Growth Fund Series Two Class E Shares delivered you a -14.43% return (this number includes a load of 5.75% as well as an expense ratio of 8.94% or a net rise in Market Value of 0.26%) since
July 31, 2015 through close of business on July 31, 2016. The Dow Jones Industrial Average posted a gain of 7.01%
since July 31, 2015 through close of business on July 31, 2016 while the S&P 500 posted a loss of 5.62% since July
31, 2015 through close of business on July 31, 2016.
Additional data, including long-term performance data, can be found on page 22 of this report. Past performance is no guarantee of future results.

Manager’s Discussion
The Cannabis business continues to expand. This past April Pennsylvania became the 24th state to approve cannabis for medical purposes4. Arizona’s Proposition 205 would legalize cannabis for those over the age of 21 as would Nevada’s Initiative to Regulate and Tax Marijuana, Maine’s Marijuana Legalization Act, Massachusetts
Regulation and Taxation of Marijuana Act and California’s Proposition 645. Massachusetts Regulation and Taxation

Series Two – Page 2

of Marijuana Act and California’s Proposition 64 would also allow “cannabis cafes” that would allow on site consumption5. Additionally Arkansas, Florida, Montana and North Dakota have medical Marijuana bills on the ballots.
Federally, the Drug Enforcement Agency ruled that Marijuana would remain a Schedule l controlled substance, which declares it has "no currently accepted medical use and a high potential for abuse." However, the DEA also stated that
"will allow additional entities to apply to become registered with DEA so that they may grow and distribute marijuana for FDA-authorized research."13
Politically, Hillary Clinton’s pick of Tim Kaine as a running mate received an “F” Grade because of his opposition to legalization and decriminalization of marijuana, which was later changed to a “C”. Hillary Clinton is on record as a supporter of medical marijuana. Donald Trump shifts back and forth on marijuana legalization. Early in the campaign he was open to letting states do what they wanted, then he reversed course and took a stand against legalizing marijuana. Now he says he is 100% for medical marijuana, even though that contradicts the Republican platform. 12
Globally, in Israel hundreds of medical professionals, farmers, patients and cannabis activists descend on
Israel for the Cann10 International Medical Conference where Israeli scientists are plowing ahead with new clinical trials in order to approve cannabis use for a wider variety of diseases9. The All Party Parliamentary Group in the
United Kingdom has called for cannabis to be made legal for medical conditions8. Tilburg, Netherlands is allowing residents who rely on medical cannabis to grow marijuana6. In Canada, Aurora Cannabis is planning to expand its operations by 600,000 square feet over the next two years, a more than tenfold increase over its 55,200 square-foot facility and would boost production to 70,000 kilograms per year, up from 7,00010. However, Scotiabank and Royal
Bank of Canada have begun closing client accounts, and turning away new clients, who have anything to do with the cannabis industry7. The German federal government is plowing €5.2 billion to €6.1 billion each year into repressive anti-drug measures, with the lion’s share focused on cannabis, according to data released by the country’s Left party.
Charges for selling or growing cannabis make up nearly three-quarters of all registered drug offenses in the country of 80 million residents11.
The American economy continues to improve, evidenced by the gross domestic product (GDP) increase of
1.1% in the second quarter of 2016. This is according to the second estimate released by the Bureau of Economic
Analysis1. “The increase in real GDP in the second quarter primarily reflected positive contributions from personal consumption expenditures (PCE) and exports that were partly offset by negative contributions from private inventory investment, residential fixed investment, state and local government spending and nonresidential fixed investment.
Imports, which are a subtraction in the calculation of GDP, increased.” Additionally, unemployment has remained stable 4.9% in July of 20162. The Federal Reserve Bank continues to keep policy in place that will stimulate the growth of the economy. As the economy continues to improve, the FED in the past has helped to control inflationary rates so that the US economy will continue its path of recovery. There are still challenges ahead which may dampen our growth rate:

  dollar value against the world currency
  price of oil and how it effects the world economy
  the European economy
  the Chinese economy
  Britain leaving the European Union

As we look at these indicators of how our economy is doing, we continue to be bullish that we have seen the worst. It is my hope that we will see continued growth in the gross domestic product in the upcoming months.

My staff and I are always available to discuss your account or answer any question you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Sincerely,

Timothy Taggart
President
American Growth Fund, Inc.

1.	http://bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm
2.	http://data.bls.gov/timeseries/LNS14000000
3.	http://www.forbes.com/sites/caroltice/2015/02/05/why-legal-cannabis-is-2015s-best-startup-opportunity/#41f37e5ba4a7
4.	http://www.cityam.com/249292/investmentcaselegalisedcannabismarkets
5.	https://www.greenrushdaily.com/2016/09/08/9-states-marijuana-initiatives-november-ballots/

Series Two – Page 3

6.	https://www.leafly.com/news/politics/break-past-policy-dutch-mayor-allows-cannabis-patients-grow-home/
7.	http://www.cannabisbusinesstimes.com/article/091216-canadian-banks-refuse-cannabis/
8.	http://www.bbc.com/news/health-37336678
9.	http://www.timesofisrael.com/in-israel-booming-medical-marijuana-looks-to-conquer-new-highs/
10.	http://www.huffingtonpost.ca/2016/09/09/marijuana-production-legalization_n_11938450.html
11.	https://www.leafly.com/news/politics/germany-austria-pouring-billions-cannabis-prohibition/
12.	http://www.forbes.com/sites/debraborchardt/2016/07/28/neither-clinton-or-trump-is-a-hit-with-marijuana-

supporters/#f70f8634d7e9

13. http://www.cnn.com/2016/08/11/health/dea-marijuana-schedule-l/

In the Series Two Annual Report to shareholders, we inadvertently used the word “approved” in the letter from management in a sentence which was aimed at conveying our belief that Series Two was the first registered investment company in the United States to invest in the cannabis industry.
As noted on the cover page of the Series Two prospectus, and as we are required to state by Rule
481 of the Securities Act of 1933, the Securities and Exchange Commission has not approved or disapproved the securities offered in the prospectus or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.
To avoid any potential erroneous inferences to the effect that the Commission had approved of
Series Two’s investments, we have agreed to remove that sentence from the Annual Report and are reissuing this corrected Annual Report to all shareholders.

Series Two – Page 4

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2016

		Market
Description of Security	Shares	Value

COMMON STOCK

Internet Information 13.39%
Alphabet, Inc. Class C*	150	$118,701
(Maintains an index of Web sites and other online content for users, advertisers and
Google network members and other content providers.)
Alphabet Inc. Class A*	150	115,318
(Maintains an index of Web sites and other online content for users, advertisers and
Google network members and other content providers.)
		234,019

Computer Software 12.98%
Microsoft.	4,000	226,720
(Mircosoft Corp. is the largest independent maker of software. It develops and sells software products for a wide range of computing devices.)

Chemical (Specialty) 12.25%
NewMarket Corp.	500	213,970
(Engages in the petroleum additives and real estate development businesses.)

Drug 11.41%
Novo Nordisk	3,500	199,395
(A healthcare company, engages in the discovery, development, manufacture and marketing of pharmaceuticals products in Denmark and internationally.)

Household Product 11.24%
Church & Dwight Co.	2,000	196,480
(With its subsidiaries, develops, manufactures and markets a range of household, personal care and specialty products under various brand names in the United
States and internationally.)

Diversified Machinery 10.21%
3 M Co.	1,000	178,360
(Operates as a diversified technology company worldwide.)

Personal Computer 8.35%
Apple Inc.	1,400	145,894
(With subsidiaries, designs, manufactures, and markets mobile communication and media devices, personal computers, and portable digital music players, sells related software, services, peripherals, networking solutions, and third-party digital content and applications worldwide.)

*Non-income producing security
See accompanying notes to financial statements.

Series Two – Page 5

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
July 31, 2016

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Restaurant 7.16%
YUM! Brands, Inc.	1,400	$125,188
(With its subsidiaries, operates as a quick service restaurant company in the United
States and internationally.)

Auto 5.80%
Ford Motor Co.	8,000	101,280
(Primarily develops, manufactures, distributes and services vehicles and parts worldwide.)

Biotechnology 4.55%
Gilead Sciences Inc.	1,000	79,470
(A biopharmaceutical company, engages in the discovery, development and commercialization of therapeutics for the treatment of life threatening diseases worldwide.)

Total Investments, at Market Value (cost $846,882)	97.34%	1,700,776
Other Assets, Less Liabilities	2.66%	46,444
Net Assets	100.00%	$1,747,220

*Non-income producing security
See accompanying notes to financial statements

Series Two – Page 6

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES TWO
STATEMENT OF ASSETS AND LIABILITIES, July 31, 2016

ASSETS:
Investments, at market value (cost $846,882)	$1,700,776
Cash	41,112
Receivables:
Dividends and interest	1,845
Other receivables	5,601
Pre-paid Insurance	2,444
Total assets	1,751,778
LIABILITIES:
12b-1 fees	3,193
Management fee	1,365
Total liabilities	4,558
NET ASSETS	$1,747,220
COMPOSITION OF NET ASSETS:
Paid-in capital	$822,855
Accumulated net realized gain from investment transactions	70,471
Net unrealized appreciation of investments	853,894
Net assets	$1,747,220
NET ASSET VALUE PER SHARE:
Class E Shares:
Net asset value and redemption price per share (based on net assets of	$11.15
$1,224,654 and 109,832 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$11.83
offering price)
Class F Shares:
Net asset value, redemption price and offering price per share (based on net assets of	$10.74
$522,566 and 48,639 shares of beneficial interest outstanding)

See accompanying notes to financial statements.

Series Two – Page 7

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES TWO
STATEMENT OF OPERATIONS FOR THE YEAR ENDED July 31, 2016

INVESTMENT INCOME:
Dividends (Net of $905 foreign withholding tax)	$35,756
Interest	4
Total investment income	35,760

EXPENSES:
Investment advisory fees (Note 4)	18,275
Administration expenses (Note 4)	29,066
Transfer agent, shareholder servicing and data processing fees (Note 4)	2,758
Accounting Fees (Note 4)	27,500
Rent expense (Note 4)	18,149
Custodian fees	4,040
Professional fees	48,076
Registration and filing fees(Note 1):	2,651
Shareholder Reports	167
Distribution and service fees (Note 4):
Class E	3,752
Class F	5,768
Directors fees (Note 4)	4,339
Tax Expense	1,148
Other expenses	2,460
Total expenses	168,149
Net investment loss	(132,389)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain on investments	119,188
Net change in unrealized appreciation on investments	(188,290)
Net loss on investments	(69,102)
Net decrease in net assets resulting from operations	$(201,491)

See accompanying notes to financial statements.

Series Two – Page 8

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES TWO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
	(unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(132,389)	$(124,556)
Net realized gain (loss) on investments	119,188	103,641
Net change in unrealized appreciation/depreciation on investments.	(188,290)	212,047
Net increase (decrease) in net assets resulting from operations	(201,491)	191,132

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class E	(118,022)	(240,448)
Class F	(109,599)	(88,327)
Net change in net assets derived from beneficial interest
transactions	(227,621)	(328,775)
Total increase	(429,112)	(137,643)
Net Assets - Beginning of year	2,176,332	2,313,975
Net Assets - End of year1	$1,747,220	$2,176,332
[1] Includes net investment loss	-	-

See accompanying notes to financial statements.

Series Two – Page 9

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES TWO

	Class E
	Year Ended
	July 31,
	2016		2015		2014		2013		2012
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$12.28		$11.28		$10.14		$8.78		$9.43
Income gain (loss) from investment operations:
Net investment loss	(0.78	)3	(0.62	)3	(0.50	)3	(0.37	)3	(0.40)
Net realized and unrealized gain (loss)	(0.35)		1.62		1.64		1.73		(0.25)
Total income gain (loss) from investment
operations	(1.13)		1.00		1.14		1.36		(0.65)
Net Asset Value, End of Period	$11.15		$12.28		$11.28		$10.14		$8.78
Total Return at Net Asset Value1	(9.2)%		8.9%		11.2%		15.5%		(6.9)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	1,225		1,476		1,584		1,721		$1,508
Ratio to average net assets:
Net investment loss	(7.00)%		(5.24)%		(4.58)%		(3.92)%		(4.74)%
Expenses	8.94%		6.87%		6.16%		6.04%		6.38%
Portfolio Turnover Rate2	0%		0%		4%		25%		21%

	Class F
	Year Ended
	July 31,
	2016		2015		2014		2013		2012
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$11.92		$11.02		$9.98		$8.70		$9.40
Income gain (loss) from investment operations:
Net investment loss	(0.83	)3	(0.69	)3	(0.57	)3	(0.43	)3	(0.46)
Net realized and unrealized gain (loss)	(0.35)		1.59		1.61		1.71		(0.24)
Total income gain (loss) from investment
operations	(1.18)		0.90		1.04		1.28		(0.70)
Net Asset Value, End of Period	$10.74		$11.92		$11.02		$9.98		$8.70
Total Return at Net Asset Value1	(9.9)%		8.2%		10.4%		14.7%		(7.4)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	523		$701		$730		$718		$625
Ratio to average net assets:
Net investment loss	(7.69)%		(5.94)%		(5.28)%		(4.62)%		(5.48)%
Expenses	9.64%		7.57%		6.86%		6.74%		7.14%
Portfolio Turnover Rate2	0%		0%		4%		25%		21%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended
July 31, 2016, aggregated $0 and $369,261, respectively.
3. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series Two – Page 10

Notes to Financial Statements
American Growth Fund, Inc. Series Two

1. Summary of Significant Accounting Policies
American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class E and Class F shares. Class E has a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class F has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class.
Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following reclassifications have been made as of July 31, 2016:

Accumulated Net
Investment Loss	Paid in Capital
$132,389	$(132,389)

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.
Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class.
Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2013-2015 and expected to be taken in the Fund's 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United
States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the
Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

Series Two – Page 11

Notes to Financial Statements
American Growth Fund, Inc. Series Two

The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
As an investment company, the Fund follows the specialized accounting rules outlined in the Financial Accounting Standard Board’s
Accounting Standards Certification Topic 946 “Financial Services – Investment Companies.”
The following is a summary of the inputs used, as of July 31, 2016, in valuing the Fund’s assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$1,700,776	0	0	$1,770,776

The industry classifications of Level 1 investments are included in the Statement of Investments.
There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2016. Transferrs are recognized at the end of the reporting period.

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

		For the year ended		For the year ended
		July 31, 2016		July 31, 2015
	Shares	Amount	Shares	Amount
Class E:
Sold	192	$2,148	245	$2,901
Dividends and distributions
reinvested	-	-	-	-
Redeemed	(10,515)	(120,170)	(20,549)	(243,349)
Net decrease	(10,323)	$(118,022)	(20,304)	$(240,448)
Class F:
Sold	27	$300	471	$5,438
Dividends and distributions
reinvested	-	-	-	-
Redeemed	(10,172)	(109,899)	(7,956)	(93,765)
Net (decrease) increase	(10,145)	$(109,599)	(7,485)	$(88,327)

3. Realized and Unrealized Gains and Losses on Investments
The identified tax cost basis of investments at July 31, 2016 was $846,882. Net unrealized appreciation on investments of $853,894, based on identified tax cost as of July 31, 2016, was comprised of gross appreciation of $861,960 and gross depreciation of $8,066.

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties
Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Class F shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively.
Class E shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively.
For the year ended July 31, 2016 commissions and sales charges paid by investors on the purchase of Fund shares totaled $21 of which $11 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund's Class F shares totaled $3 of which $3 was retained by WCB.

For the year ended July 31, 2016, WCB received contingent deferred sales charges of $6 upon redemption of Class F shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by the Fund to
WCB for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of WCB and IRC. For year ended July 31, 2016, the Fund paid directors' fees of $1,582, expenses of $2,118, and the audit chair $639 for review.

For the year ended July 31, 2016, under an agreement with IRC, the Fund was charged $29,066 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged
$18,149 by an affiliated company of IRC for the rental of office space.

Series Two – Page 12

Notes to Financial Statements
American Growth Fund, Inc. Series Two

Commonwealth Fund Accounting, Inc., an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund’s fund accountant and, in that capacity, performs daily pricing and various other accounting services for the
Fund. Commonwealth Fund Services, Inc., also an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund’s transfer agent and dividend disbursing agent. For the year ended July 31, 2016, the Fund incurred $27,500 and $2,758 in accounting and transfer agent fees, respectively. A Director of the Fund serves as Treasurer and Director of
Commonwealth Shareholder Services, Inc.

5. Federal Income Tax Matters
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.
As of July 31, 2016 the components of accumulated gains on a tax-basis were as follows:

Unrealized appreciation	853,894
Accumulated net realized gains	70,471
924,365

As of July 31, 2016, the Fund utilized capital loss carryforwards of $48,717. There are no other capital loss carryforwards to report.

American Growth Fund, Inc. Series Two is a diversified Mutual Fund that primarily invests in over-the-counter stocks of companies that are involved, in at least some way, in the legal cannabis business. Because the Fund follows industry diversification standards, it does not expect any impact as it relates to IRS Subchapter M or RIC diversification requirements. A checklist is employed when securities are purchased that acts as a tool to help ensure that industry diversification standards are maintained. A full explanation of the investment strategies that guides Series Two is available in its Statement of Additional Information which is available on its website, www.agfseries2.com, or by calling 800-525-2406.
Cannabis Industry Risk – The cannabis industry is a very young, fast evolving industry with possible increased exposure to rule changes, changes in laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. Series Two invests in over the counter securities and does not invest in the sale of cannabis or the activity of growing cannabis crops.

6. Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. Review of Affiliated Company’s Expenses – The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expense are then presented to the
Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.
For the year ended July 31, 2016 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $98,665, Investment Research
Corporation $129,612, and AGF Properties, Inc. $156,886, for services they provided to the Trust and its shareholders. These payments resulted in these affiliated companies earning profits totaling World Capital Brokerage, Inc. $5,519, Investment Research Corporation
$(67,892), and AGF Properties, Inc. $11,029.

Series Two – Page 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of
American Growth Fund, Inc. Series Two

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc.,
Series Two (the “Fund”), a series of American Growth Fund, Inc., including the statement of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. Series Two as of
July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 28, 2016

Series Two – Page 14

Analysis of Expenses (unaudited)
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class E shares or contingent deferred sales charges ("CDSC") with respect to Class F shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the
Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The tables below are based on an investment of $1,000 invested on August 01, 2015 and held for the year ended
July 31, 2016.

Actual expenses
This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.
To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an
$8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the year".

For the year ended July 31, 2016

	Actual
	Total Return
	Without	Beginning	Ending	Expenses
	Sales	Account	Account	Paid During
	Charges(1)	Value	Value	The Year(2)
Class E	(9.20)%	$1,000.00	$811.46	$96.84
Class F	(9.90)%	$1,000.00	$793.60	$107.40

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class E shares or the applicable Contingent Deferred Sales Charges
("CDSC") with respect to Class F Shares. Total return is annualized.
(2) Expenses are equal to the annualized expense ratio of 10.63% and 11.92% for the Fund’s Class E and F shares, respectively, multiplied by 182/366.

Hypothetical example for comparison purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges
("CDSC") with respect to Class F shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the year ended July 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	The year(1)
Class E	5.00%	$1,000.00	$916.21	$109.00
Class F	5.00%	$1,000.00	$903.00	$102.20

(1) Expenses are annualized expense ratio of 10.63% and 11.92% for the Fund’s Class E and F shares, respectively, multiplied by
182/366.

Series Two – Page 15

Allocation of Portfolio Assets (audited)
(Calculated as a percentage of Net Assets)
July 31, 2016
Sector Breakdown

Internet Information	13.39%
Computer Software	12.98%
Chemical (Specialty)	12.25%
Drug	11.41%
Household Product	11.24%
Diversified Machinery	10.21%
Personal Computer	8.35%
Restaurant	7.16%
Auto	5.80%
Biotechnology	4.55%
Investments - Common Stocks	97.34%
Cash and Receivables, less Liabilities	2.66%
Total Net Assets	100.00%

NOTICE TO SHAREHOLDERS at July 31, 2016 (Unaudited)
How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC’s website at
http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period
Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form
N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the
Fund’s Form N-Q is also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

			Principal	Number of	Other
		Term of Office1		Portfolios in Fund Directorships
Name, Address, and	Position(s) Held		Occupation(s)
		and Length of		Complex	Held by Director
Age	with Fund		During Past 5
		Time Served		Overseen by	for the Past Five
			Years	Director	Years
Principal financial
Timothy E. Taggart,			and accounting		Director of World
Capital
1636 Logan Street,	President,		officer, employee		Brokerage, Inc.
Denver, CO	Director and	Since April 2004	of Adviser since	2	and Investment
DOB: October 18,	Treasurer		1983. See below
1953			for affiliation with		Research
			Distributor.		Corporation

Series Two – Page 16

Mr. Pasco is
President,
Treasurer and
Director of
Commonwealth
Fund Services,
Inc., a mutual
fund
administrator,
transfer agent,
disbursing agent
and accounting
services agent,
since 1993;
President and
John Pasco III, 8730			Director of First		Director of
Stony Point Parkway,			Dominion Capital		Commonwealth
		Since December			Fund Services,
Suite 205, Richmond,	Director		Corp., a Broker	2
		2006			Inc., Director of
VA, DOB: April 10,			Dealer.		First Dominion
1945			President and
			Treasurer of		Capital Corp.,
Commonwealth
Capital
Management,
Inc., a Registered
Investment
Adviser; and
President of
Commonwealth
Capital
Management,
LLC, a
Registered
Investment
Advisor.
Owner of Opal
Gerald Opalinski,			Financial
3465 Route 130 N,		Since August	Services. See		Director of Manor
	Director			2
Harrison City, PA		2013	below for		Bank
DOB: June 28, 1953			affiliation with
Distributor.

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

			Principal	Number of	Other
		Term of Office1		Portfolios in Fund Directorships
Name, Address, and	Position(s) Held		Occupation(s)
		and Length of		Complex	Held by Director
Age	with Fund		During Past 5
		Time Served		Overseen by	for the Past Five

			Years	Director	Years

Eddie R. Bush, 1400

W. 122nd Ave., Suite	Director and
	Audit Committee	Since September Certified Public
100, Westminster, CO				2	None
	Chairman	1987	Accountant

DOB: December 31,	(financial expert)
1939

Harold Rosen, 1		Since December	Owner of Bi-Rite
	Director			2	None
Middle Road,		1995	Furniture Stores.

Series Two – Page 17

Englewood, CO
DOB: July 4, 1927
Dr. Brian Brody*,
6901 S. Pierce St.
Suite 380, Littleton,			Doctor of
CO	Director	Since June 2008	Professional	2	None
DOB: September 23,			Psychology
1952
Mark Bomber, 1011

S. Valentia Street		Since August	United Airlines
#91, Denver, CO	Director			2	None
DOB: October 18,		2013	Flight Officer
1964

Darrell E. Bush, 2714 West 118th Ave,
Westminster, CO		Since September
	Director		Accountant	2	None
DOB: February 19,		2013
1971

Prince Street
International Ltd.,
Prince Street
Fund Ltd., Prince
Street
Opportunities
Ltd., PS
Opportunities
			Senior Advisor		Offshore Ltd.,
for Prince Street
			Capital		Prince Street
Peter McKown,					Institutional Ltd.,
Management
PO Box 100550		Since December			PS Institutional
	Director		LLC., Senior	2
Denver, CO		2015			Offshore Ltd.,
Partner of Prince
DOB: June 14, 1958					Prince Street
			Street Capital		Latin America
Management
			LLC		Ltd., PS Latin
America Offshore
Ltd., Prince
Street (India)
Fund Pte Ltd.,
Prince Street
Capital
Management Pte
Ltd.
Michael L. Gaughan,					World Capital
115 Carlisle Pl.,	Chief Compliance				Brokerage, Inc.
Since September Employee of the
Dorchester, NJ	Officer and			N/A	and Investment
		2004	Fund since 1995.
DOB: November 29,	Secretary				Research
1967					Corporation
Patricia A. Blum, 1636
Logan Street, Denver,			Employee of the		World Capital
	Vice President	Since June 2013		N/A
CO			Fund since 2001.		Brokerage, Inc.
DOB: June 27, 1959

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart, John Pasco III and Gerald Opalinski are "interested persons” of the Fund as defined by the
Investment Company Act of 1940 because of the following position which they hold.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.

Series Two – Page 18

John Pasco III is the President of Commonwealth Fund Services, Inc., the Company´s transfer agent and accounting service agent.
Gerald Opalinski is a registered representative of World Capital Brokerage, Inc.
None of the above named persons received any retirement benefits or other form of deferred compensation from the
Fund. There are no other funds that together with the Fund constitute a Fund Complex.
The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Meeting of the Board of Directors Held on September 22, 2016

At a regular meeting of the Board of Directors (the “Board”) held on September 22, 2016 (the “Meeting”), the Board, including a majority of the Directors, who are not interested persons of the Board (the “Independent Directors”), along with legal counsel representing the Fund and the Independent Directors, considered the approval for another year of the investment advisory agreement (the “Agreement”) between Investment Research Corporation (the “Adviser”) and
American Growth Fund, Inc. (the “Fund”).

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent
Directors present considered materials furnished by the Adviser, including information about, but not limited to, the
Adviser’s personnel, operations and financial condition. The Independent Directors also submitted questions to the
Adviser prior to the Meeting. At the Meeting, representatives from the Adviser and separate legal counsel for the
Fund and the Independent Directors among other things, presented information to the Board regarding the Adviser and the Series Two Fund, discussed with the Independent Directors the factors set forth in the Gartenberg Case as they apply to the Directors’ consideration of this matter, and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-
approval of the Agreement included the following:

Performance. The Board reviewed American Growth Fund’s investment performance reports, which compared the performance of Series Two with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with the Series Two Fund’s benchmark index, the S&P 500 (the “S&P
500”), and discussed these reports with representatives of the Adviser. The Board and the Independent Directors
considered Series Two comparative performance for three months, six months, one year, three year and five year periods. The Board noted and discussed Series Two’s under performance versus other funds and the S&P 500 with the Adviser, which was at least partially attributable to the ongoing transition in the Series Two Fund’s investment strategy. The Adviser indicated that certain investment reporting services may have underreported the Series Two performance by reflecting the capital gain distribution on Series Two as a lowered return on investment, and showed the Board the differences caused by the different ways that distribution had been treated.

The Adviser reminded the Board that, on July 29, 2016 Series Two had, with the approval of shareholders, changed its investment strategy to focus on investments related to the emerging state legalized cannabis industry which has been projected by some analysts to grow to an $8 billion industry by 2018. Currently 24 states allow medical marijuana with another 8 states having legislation or ballot proposals pending relating to various forms of cannabis legalization. While the United States Drug Enforcement Agency (“DEA”) has again declined to remove marijuana from the Schedule One controlled substance list, citing a lack of proven medical uses, the federal non-enforcement policy continues to be mandated by the Rohrbacher-Farr amendment to the Department of Justice spending bill. Recent court decisions have interpreted that 2016 budget amendment to prohibit spending any funds to enforce the federal
Controlled Substances Act against medical marijuana in states that have legalized it. The DEA did announce that it would allow additional entities to become registered with the DEA in order to be able to grow marijuana for FDA authorized medical research.

Nature, Extent and Quality of Services. The Directors noted that the Series Two Fund is an actively managed fund and that the transition to a cannabis related fund was requiring a considerable amount of time and effort by the
Adviser. The Directors also considered that the Adviser currently manages approximately $16.7 million in assets for the Fund (both Series One and Two combined). The Directors discussed the nature of the Adviser’s operations and considered the long-term tenure and industry experience of the Adviser’s professional investment management staff.
The Board also reviewed the Adviser’s investment strategy, research capabilities and analytical methodology that it utilizes in selecting investments for the Series Two Fund. The Directors also discussed the Adviser’s recent enhancements to its compliance procedures. The Board then concluded that the Adviser had sufficient depth of personnel, experience, resources, and investment and compliance processes to provide sufficient quality services to the Fund. The Adviser does not provide services to any other mutual fund and the Advisory Agreement between the

Series Two – Page 19

Fund and the Adviser is inclusive of both Series One and Series Two, therefore, there are no other contracts to use as a comparison for the services provided or amounts paid between the two parties. As part of the Board’s peer group side-by-side comparison, the Directors were provided with the advisor fees of each peer, if available, as well as other relevant items such as management fees, if available, for use in their consideration of reapproving the
Investment Advisory Agreement.

Cost of Services and Profitability. The Board noted that the Agreement requires the Series Two Fund to pay the
Adviser an annual fee of approximately 1% of the Fund’s average net assets up to a “break point” at $30,000,000 at which point the fee is reduced to 3/4ths of 1% for any assets under management in excess of $30,000,000. The
Board also noted that, in addition to the 1% advisory fee, which amounted to $18,275 for the year 2016 from Series
Two, both the Series One and Series Two Funds shared certain operating costs with the Adviser and that affiliates of the Adviser received additional revenue from the Fund for distributing the Fund’s shares and for office rent. The
Board, including the Independent Directors, specifically considered the profits realized by the Adviser and its affiliates in relation to the operation of the Fund and determined that such profits were not excessive. In making this determination, they relied upon an analysis of the profitability of the Fund’s business to the Adviser and its affiliates provided by the Adviser. Based on all of this information, the Independent Directors concluded that the advisory fees charged under the Agreement and the other amounts paid to the Adviser and its affiliates are fair and reasonable under the circumstances.

Economies of Scale. After discussion, it was the consensus of the Board and the Independent Directors that the
Fund had not reached an asset level where any material economies of scale were being realized by the Adviser that could be shared with the Fund. The Board specifically noted the existence of the “break point” on advisory fees in the
Agreement. Additionally, the Adviser does not have any soft dollar arrangements.

Conclusion. During the Board’s deliberations, neither the Board nor the Independent Directors identified any single piece of information that was all important or controlling with respect to their evaluation of the fairness of the
Agreement to the Series Two Fund.
The Board concluded that;
(1) The nature and quality of services provided to the Fund and its shareholders by IRC were reasonable and acceptable which positively affected its decision to reapprove the Investment Advisory Agreement,
(2) The profitability of IRC and its affiliates from their relationships with the Fund are reasonable and acceptable which positively affected its decision to reapprove the Investment Advisory Agreement,
(3) There are no effective Fund economies of scale to be shared at current asset values but this issue will be revisited if circumstances change which did not affect its decision to reapprove the Investment Advisory Agreement,
(4) The Directors find the Fund performance to be satisfactory, which positively affected its decision to reapprove the
Investment Advisory Agreement,
(5) The Fund’s expenses are reasonable and acceptable and the Fund’s expense ratio is at an acceptable level considering the circumstances, which positively affected its decision to reapprove the Investment Advisory
Agreement, and
(6) The Fund’s investment advisory fees are reasonable and acceptable and within a range of what could have been negotiated at arm’s length, are appropriate, fair and reasonable in light of the Fund’s comparative performance and expenses and that there is value in the advisory services rendered by IRC to the Fund which positively affected its decision to reapprove the Investment Advisory Agreement.
The Board determined that it had received such information from the Adviser as was reasonably necessary to evaluate the terms of the Agreement, including answers to the questions raised by the Independent Directors before and during the Meeting. The Board noted that it had also received assistance of legal counsel present at the Meeting.
Accordingly, the Board, including all of the Independent Directors, unanimously concluded that the terms of the
Agreement were fair and reasonable to the Series Two Fund and, in the exercise of the Directors’ reasonable business judgment, determined that the Agreement with the Adviser should be continued for another year.

Series Two – Page 20

HYPOTHETICAL PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Standard and
Poors Index. Returns reflect a sales load for Class E while Class F is without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

Series Two – Page 21

American Growth Fund Returns
On 2/23/2011, the Fund introduced a new Series consisting of Class E and Class F shares. Class E shares are subject to a maximum front-end sales charge of 5.75%, Class F shares are subject to a maximum contingent deferred sales charge of 5%. The
Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class E shares and 1%
of its average daily net assets of its Class F shares. The total annual fund operating expense ratios for Class E is 8.94% and for
Class F is 8.67%. The investment return and principal value of an investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending
07/31/2016.
For current month-end performance figures please call 1-800-525-2406.

Series Two	One Year	5	Year	Since Inception (February 23, 2011)
Class E without load	(9.20)%	3.14		0.92%
Class E with load*	(14.43)%	2.18		0.92%
Class F without load	(9.90)%	2.70		1.33%
*Includes a 5.75% sales charge based on a $10,000 initial purchase.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235
CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA
19103
LEGAL COUNSEL: Jones & Keller, 1999 Broadway, Suite 3150, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS		INVESTMENT ADVISORS
Timothy E. Taggart	President and Director	Investment Research Corporation
Eddie R. Bush	Director	1636 Logan Street
Harold Rosen	Director	Denver, CO 80203
John Pasco III	Director	OFFICERS AND DIRECTORS
Dr. Brian Brody	Director	Timothy E. Taggart	President, Treasurer, and
Mark Bomber	Director		Director
Gerald Opalinski	Director	Michael L. Gaughan	Vice President, Secretary
Darrell E. Bush	Director		and Director
Peter McKown	Director	Patricia A. Blum	Vice President
Patricia A. Blum	Vice President
Michael L. Gaughan	Chief Compliance Officer
and Secretary
2/2017

Series Two – Page 22

ITEM 2 – Code of Ethics

The Fund has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.
The Fund undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Growth Fund, Inc. at 800 525 2406 or to 1636 Logan Street, Denver, CO 80203.

ITEM 3 – Audit Committee Financial Expert

The Fund’s board has determined that Eddie R. Bush, CPA, a member of the Fund’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as
"audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Fund’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fund:
a) Audit Fees:
2015 $15,800
2016 $15,800
b) Audit Related Fees:
2015 none
2016 none
c) Tax Fees:
2015 $3,100
2016 $3,100
d) All Other Fees:
2015 none
2016 none
   e1)  Pre Approval of Audit and Non Audit Services. The Audit Committee will pre approve any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non audit services to the Fund and any non audit services to the Fund's investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, as provided in Rule 2 01(c)(7)(ii) of Regulation S X. The Audit Committee Chair shall have the authority to grant preapproval and may delegate this authority to one or more Audit Committee members who are independent Directors as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.
  e2)  100% of items 4b through 4d were disclosed and approved by the Audit Committee chairman.
  f)  none
  g)  none
  h)  Adviser and affiliates (includes only fees for non audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Fund and were subject to the pre approval policies described below):
a)  Audit Fees:
2015 $19,500
2016 $19,500
b) Audit Related Fees:
2015 none

2016 none
j)  The audit related fees consist of assurance and related services relating to the examination of the Fund’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public
Accountants.
a)  Tax Fees:
2015 $3,100
2016 $3,100
The tax fees consist of consulting services relating to the Fund’s investments.
d) All Other Fees:
2015 none
2016 none
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non audit services that the Fund’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre approved by the committee. The pre approval requirement will extend to all non audit services provided to the Fund, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The committee will not delegate its responsibility to pre approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre approve audit and permissible non audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre approval requirement is waived with respect to non audit services if certain conditions are met. The pre approval requirement was not waived for any of the non audit services listed above provided to the Fund, adviser and affiliates.

Aggregate non audit fees paid to the Fund’s auditors, including fees for all services billed to the Fund, adviser and affiliates that provide ongoing services to the Fund, were $3,100 for fiscal year 2015 and $3,100 for fiscal year
2016. The non audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Funds

Not applicable to this Fund, insofar as the Fund is not a listed issuer as defined in Rule 10A 3 under the Securities
Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this
Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 8 – Portfolio Managers of Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed End Management Investment Company and Affiliated
Purchasers

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

On September 22, 2016 the Fund’s Independent Directors formed and assumed the duties of the Nominating
Committee. Although the Nominating Committee has agreed that they would accept nominations of Independent
Directors from shareholders, at the time of this filing they had yet to formalize a procedure for these nominations.

ITEM 11 – Controls and Procedures

(a)  The Fund’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Fund’s disclosure controls and procedures (as such term is defined in Rule 30a 3 under the
Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)  There were no changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a 3(d)
under the Investment Company Act of 1940) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the
Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)  The certifications required by Rule 30a 2 of the Investment Company Act of 1940 and Sections 302 and
906 of the Sarbanes Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the
Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

   AMERICAN GROWTH FUND SERIES TWO

   By/s/Timothy E. Taggart
   Timothy E Taggart, President
       Principal Executive and Principal Financial Officer

   Date: March 28, 2017

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940,
this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By /s/Timothy E. Taggart
Timothy E. Taggart, President
       Principal Executive and Principal Financial Officer
Date: March 28, 2017